CONTRACT OF SALE

BETWEEN

TRIVEST WESTPARK LP,

AS SELLER

AND

BERKSHIRE INCOME REALTY, INC.,

AS BUYER

ii

EXHIBIT A	Legal Description of the Real Property
EXHIBIT B	List of Service Contracts
EXHIBIT C	List of Personal Property
EXHIBIT D	List of Reports
EXHIBIT E	List of Seller Knowledge Individuals
EXHIBIT F	Special Warranty Deed
EXHIBIT G	Bill of Sale
EXHIBIT H	Assignment of Leases, Contracts, Security Deposits, and Warranties
EXHIBIT I	IRC Section 1445 Certificate
EXHIBIT J	Tenant Notice Letter
EXHIBIT K	Leasing Guidelines

CONTRACT OF SALE

THIS CONTRACT OF SALE (this “Contract”) is between TRIVEST WESTPARK LP, a Texas limited partnership (“Seller”), and BERKSHIRE INCOME REALTY, INC., a Maryland corporation, (“Buyer”).

BACKGROUND

Buyer wants to purchase, and Seller wants to sell, all of Seller’s interest in:

a.

the land (the “Real Property”) located in Harris County, Texas, more particularly described on Exhibit A attached to this Contract, and all rights and appurtenances pertaining to the Real Property, including any interest of Seller in adjacent streets, alleys, easements, and rights-of-way;

b.	all improvements, structures, and fixtures located on the Real Property (collectively, the “Improvements”);

c.

the accessions, appurtenant rights, privileges, appurtenances and all the estate and rights of Seller in and to the Real Property and the Improvements, as applicable, or otherwise appertaining to any of the property described in the immediately preceding clauses a. and b.;

d.

all residential leases affecting the Real Property (the “Leases”), including Seller’s interest in all security deposits in connection therewith, and the service contracts listed in Exhibit B attached to this Contract (the “Service Contracts”);

e.

all personal property owned by Seller and located on the Real Property, including, without limitation, the personal property described on the list attached as Exhibit C to this Contract (the “Tangible Personal Property”);

f.

all records and correspondence relating to tenants in Seller’s possession used in the continuing operation of the Improvements excluding all documents that are subject to an attorney-client privilege (the “Records”);

g.	the trade name “Antilles Apartments” or similar derivations thereof, without any warranty as to exclusivity or otherwise (the “Trade Name”);

h.

to the extent assignable, all intangible property owned or held by Seller or in which Seller has an interest, if any, that is related to or used in connection with any of the Real Property or the Improvements or the operations thereon, including but not limited to the right to the use of (without warranty as to exclusivity or otherwise) any names, marks, trade marks, trade names and telephone numbers and listings employed in connection with the Real Property or the Improvements or the operations thereon (collectively, the “Intangibles”); and

i.

Seller’s rights in any and all licenses, permits, certificates of occupancy, approvals, dedications and entitlements (the foregoing described property together with the Real Property, the Improvements, the Leases, the Service Contracts, the Tangible Personal Property, the Records, the Trade Name and the Intangibles are collectively called the “Property”).

ARTICLE 1

PURCHASE PRICE AND EARNEST MONEY

Section 1.1 Agreement to Sell and Purchase.

Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property, subject to the Permitted Exceptions (defined in Section 3.1), upon the terms of this Contract.

Section 1.2 Purchase Price.

The “Purchase Price” for the Property is $10,200,000, payable in immediately available federal funds at Closing (defined in Section 6.1).

Section 1.3 Earnest Money.

(a)

Within one business day after the Effective Date (defined in Section 9.14), Buyer shall deposit with Chicago Title Insurance Company (“Title Company”), 2001 Bryan Street, Suite 1700, Dallas, Texas 75201-3005, Attention: Kay Starkey, Phone: (214) 965-1686, Fax: (214) 965-1622, Email: starkeyk@ctt.com, immediately available federal funds in the amount of $100,000 (the “Initial Earnest Money”).

(b)

If Buyer does not terminate this Contract pursuant to Section 3.2(b) prior to the 15th day following the commencement of the Due Diligence Period, $25,000 of the Initial Earnest Money shall be immediately released to Seller by Title Company and shall be non-refundable to Buyer except in the event that the Closing does not occur due to a default by Seller. Following its release to Seller, the $25,000 shall not be considered a part of the Initial Earnest Money for purposes of this Contract, except that it will be applied to the Purchase Price at Closing in the same manner as the Initial Earnest Money.

(c)

If Buyer does not timely terminate this Contract under Section 3.2(b), as a condition to the continued effectiveness of this Contract, Buyer must deliver an additional $100,000 in immediately available federal funds (the “Additional Earnest Money”) to Title Company on or before 12:00 noon CST on the second business day after the last day of the Due Diligence Period. The Initial Earnest Money and the Additional Earnest Money, if any, and all interest accrued thereon, are collectively referred to as the “Earnest Money.”

(d)

The Earnest Money will be applied to the Purchase Price at Closing; or, if this Contract does not close, the Earnest Money will be paid as provided in this Contract. Title Company shall, promptly upon receipt, place the Earnest Money in a federally insured, interest bearing account. All interest on the Earnest Money shall remain the property of Buyer. All interest on the Earnest Money will be reported to the Internal Revenue Service as income of Buyer. Buyer shall promptly execute and deliver to Title Company all forms reasonably requested by Title Company with respect to the Earnest Money.

(e)

Title Company is authorized and directed to pay the Earnest Money to the party entitled to receive the Earnest Money under the terms of this Contract. Seller or Buyer, as appropriate, shall deliver a letter of instruction to Title Company directing the disbursement of the Earnest Money to the party entitled to receive the Earnest Money promptly upon receipt of a demand from that party.

ARTICLE 2

TITLE INSURANCE, OTHER INFORMATION, AND SURVEY

Section 2.1 Title Insurance.

(a)

Seller shall cause Title Company to issue to Buyer effective as of the Closing Date, a Texas standard form of Owner Policy of Title Insurance for the Real Property and Improvements (the “Owner Policy”), dated as of the Closing Date (defined in Section 7.1), in the amount of the Purchase Price insuring good and indefeasible fee simple title to the Real Property and Improvements. Seller is responsible only for payment of the premium for the standard form Owner Policy. Buyer may request that Title Company issue, but Seller has no obligation to cause Title Company to issue, other available endorsements to the Owner Policy. Buyer shall pay the premiums charged for and costs associated with obtaining any endorsements or modifications to the standard form Owner Policy and for any loan policy or endorsements required by Buyer’s lender. Upon issuance, the Owner Policy will except only the non-deleted standard printed exceptions (unless Buyer has paid for endorsements deleting such exceptions) and the Permitted Exceptions (defined in Subsection 3.1(d)).

(b)

Seller, at its expense, shall furnish to Buyer within 3 days after the Effective Date a title insurance commitment covering the Real Property issued by Title Company (the “Commitment”), together with copies of all documents referenced as title exceptions in the Commitment.

Section 2.2 Other Information.

No later than 3 days after the Effective Date, Seller shall furnish or make available to Buyer the following items:

(a)	a rent roll (by building and apartment number) (“Rent Roll”), dated no earlier than 5 days prior to the date Seller delivers same, showing:

(i)	move-in, term, and expiration date for each Lease;

(ii)	name of the tenant listed on each Lease;

(iii)	the amount of the monthly rent for the unit, and any other amenity leased by the tenant;

(iv)	the amount of the security and other deposits; and

(v)	if the apartment is vacant, the market rent for the unit.

(b)	copies of the reports listed in Exhibit D attached to this Contract (the “Reports”);

(c)	copies of the Service Contracts and of all third party warranties in Seller’s possession;

(d)

copies of the most current year-to-date operating statements as of the Effective Date and all existing, unaudited, annual operating statements of the Property prepared by Seller from January 1, 2002, until the Effective Date (the “Operating Statements”);

(e)	copies of the capital expenditures budgets for the Property for 2004 and 2005;

(f)	copies in Seller’s possession of the utility statements for the Property from January 1, 2004, until the Effective Date and a summary of utility charges from January 1, 2002 through December 31, 2004;

(g)	copies of all architectural drawings and as-built plans and drawings relating to the Property in Seller’s possession;

(h)	copies of all certificates of occupancy and other permits or licenses obtained for the operation of the Property in Seller’s possession;

(i)	a copy of the most recent appraisal of the Real Property in Seller’s possession;

(j)	a copy of the most recent title policy relating to the Real Property in Seller’s possession;

(k)	a copy of the most recent survey (the “Existing Survey”) of the Real Property in Seller’s possession;

(l)	copies of ad valorem tax statements for tax years 2003 and 2004 in Seller’s possession;

(m)	a copy of the Seller’s standard lease agreement;

(n)	copies of the Leases, Service Contracts and Records;

(o)	a tenant delinquency report; and

(p)	a report showing any free rent concessions given for the then current month.

In lieu of delivery, Seller may, at its option, make any of the foregoing items available to Buyer for Buyer’s inspection and copying (at Buyer’s expense) at the Property or at Seller’s offices during normal business hours upon 24 hours’ prior notice.

Section 2.3 Survey.

Buyer may obtain (and if obtained shall deliver to Seller and Title Company), at Buyer’s expense, within the Due Diligence Period (defined below) an ALTA as-built survey (the “Survey”) of the Real Property prepared by a licensed professional engineer or surveyor reasonably acceptable to Seller and Title Company, certified to Buyer and Title Company showing the following:

(a)	the correct legal description of the Real Property;

(b)	all above-ground Improvements on the Real Property;

(c)	the area, boundaries and dimensions of the Real Property;

(d)	any encroachments or protrusions;

(e)	the location of all easements and building restrictions affecting the Real Property, identified by recording data;

(f)	rights-of-way for dedicated or private roadways together with the recording data evidencing same; and

(g)	a certification by the surveyor and a display on the survey as to the area of the Real Property within the 100-year flood plain.

ARTICLE 3

TITLE REVIEW AND DUE DILIGENCE

Section 3.1 Title Review.

(a)

Buyer has until the last day of the Due Diligence Period (the “Title Review Period”), to give Seller a detailed notice objecting to any exception or condition contained in the Commitment or shown on the Survey or the Existing Survey. If Buyer does not give notice of any objections to Seller within the Title Review Period, Buyer is deemed to approve the title as shown in the Commitment, the title exceptions shown in the Commitment, and matters shown on the Survey and the Existing Survey.

(b)

If Buyer provides timely objections, Seller has 3 days after receipt of Buyer’s notice (the “Title Cure Period”) in which it may cure or attempt to cure Buyer’s objections but Seller has no obligation to cure any of Buyer’s objections. Notwithstanding anything to the contrary contained herein, Buyer is deemed to have rejected, without any need for further notice, all liens of mortgages or deeds of trust, mechanics’ liens, attachments, judgments, liens to secure the payment of income taxes of Seller, delinquent property tax and assessment liens against the Property and any other liens against the Property that can be removed by the payment of a sum (collectively, “Monetary Liens”), and Seller agrees, at its cost, to cause all such Monetary Liens to be released or removed on or prior to the Closing Date.

(c)

If Buyer provides timely objections and Seller does not cure all of Buyer’s objections within the Title Cure Period for any reason, then, on or before the date which is 2 days after the Title Cure Period, Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

(i)

terminate this Contract by giving a termination notice to Seller, then Title Company shall return the Earnest Money to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

(ii)

waive the uncured objections by proceeding to Closing and be deemed to approve Seller’s title as shown in the Commitment, the title exception documents in the Commitment, the Existing Survey and the Survey.

If Seller does not timely receive notice of Buyer’s election to terminate under this Section 3.1(c), Buyer is deemed to waive the uncured objections and to approve Seller’s title as shown in the Commitment, the title exception documents in the Commitment, the Existing Survey and the Survey.

(d)

All exceptions shown on the Commitment, title exception documents in the Commitment, the Existing Survey or the Survey that are not cured by Seller within the Title Cure Period are the “Permitted Exceptions.” In addition, any matters that would be shown by the Survey shall constitute Permitted Exceptions for all purposes of this Contract unless Purchaser obtains the Survey and makes specific objections thereto within the time specified for objection under Section 3.1.

Section 3.2 Due Diligence Period.

(a)

At all times after the Effective Date, Buyer may enter the Real Property and Improvements to conduct inspections of the Real Property and Improvements, review the Records, and review and analyze all materials, surveys, maps, reports, and other matters and information provided by Seller under this Contract (collectively, the “Studies”). Buyer must notify Seller of its intention to enter the Real Property and Improvements at least 24 hours prior to each intended entry unless entry to an occupied unit is required, in which case notice must be given 48 hours in advance. Buyer acknowledges that all Studies are solely for the purpose of assisting Buyer in its due diligence review of the Property, and not for Seller’s benefit or use. Buyer shall be solely responsible for selecting its consultants to conduct the Studies, and Buyer’s reliance on any such Studies will be at its sole risk. Seller shall not be required to verify the accuracy or completeness of any such Studies, and consequently, Buyer agrees that it will not disclose (directly or indirectly) any information concerning, related to, or derived from the Studies to Seller, its employees, agents, contractors, or tenants, or to any third party except to Buyer’s agents, consultants, employees, lenders, prospective lenders, investors or potential investors and except to the extent necessary to comply with legal requirements.

Seller may, at its option, have a representative present for each inspection or test. Buyer may not enter into any unit except in accordance with the Lease.

(b)

Buyer may, in its sole discretion, elect to terminate this Contract for any or no reason by giving notice of termination to Seller at any time prior to 5:00 p.m., Dallas, Texas time, on the 30th day following the Effective Date (the period from the Effective Date through that date being the “Due Diligence Period”). If no notice of termination is timely received by Seller, this Contract remains in full force and effect and Buyer’s right to terminate this Contract under this Section 3.2(b) is waived but Buyer’s failure to timely deliver the Additional Earnest Money in accordance with Section 1.3(b) automatically terminates this Contract. Upon a termination under this Section 3.2(b), the Title Company shall return the Initial Earnest Money to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

(c)

Prior to any entry on the Real Property and Improvements, Buyer shall deliver to Seller a reasonably satisfactory certificate of insurance evidencing that Buyer has commercial general liability insurance and automobile liability insurance, on an occurrence basis, with limits of at least $2,000,000 and $1,000,000, respectively, each issued by an insurance company licensed to do business in the State where the Real Property is located and with an A. M. Best Company rating of at least A-/IX and a reasonably satisfactory form of endorsement evidencing the fact that Seller and TriVest Residential, LLC, Seller’s property management company, are named as additional insureds under Buyer’s liability insurance policies. Buyer’s insurance policies must be primary with respect to any liability insurance carried by Seller.

(d)

Buyer shall perform, and shall cause its agents, employees, and contractors to perform, all inspections and reviews of the Property so as not to cause any material damage, loss, cost, or expense to, or claims against Seller or the Property. Buyer shall, at its expense, promptly repair any damage to the Property caused by or attributable to Buyer’s inspections or testing to a condition substantially similar to that existing prior to the inspection or testing. Buyer shall indemnify, defend, and hold Seller and its property management company and their respective agents and employees harmless from any damage, loss, cost, expense (including, without limitation, reasonable legal fees, court costs, and expenses), or claims caused by, attributable to, or resulting from the entry onto the Property by Buyer, its agents, employees, contractors, or consultants, provided, however, that the foregoing indemnity shall not be applicable to conditions merely discovered by Buyer, but not originally caused by Buyer, except to the extent that such condition was exacerbated by Buyer or Buyer’s authorized representatives. Buyer shall cause any lien filed against the Real Property by a consultant, contractor, subcontractor, or other person or entity arising by, through, or under Buyer or otherwise attributable to Buyer’s inspection, testing, and review of the Property to be released of record (whether through payment or bonding) within 20 days after receipt of notice from Seller of the filing of any lien. The terms of this Section 3.2(d) survive the Closing or any termination of this Contract.

ARTICLE 4

SELLER’S REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 4.1 Seller’s Representations and Warranties.

Seller represents and warrants to Buyer:

(a)	Seller is a Texas limited partnership, validly existing under the laws of the State of Texas, and is, to the extent necessary, qualified to do business in the State where the Real Property is located.

(b)	Seller has the authority to execute and deliver this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Seller is duly authorized to do so.

(c)

To the best of Seller’s knowledge, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Contract by Seller or the taking by Seller of any action contemplated by this Contract.

(d)	To the best of Seller’s knowledge, there is no pending condemnation or change in zoning affecting the Property.

(e)

Seller has received no written notice concerning the Real Property or the Improvements from any Governmental Authority stating that the Real Property or the Improvements are in violation of any federal, state, county, or city statute, ordinance, code, rule, or regulation.

(f)

Seller has received no written notice from any insurance company or bonding company of any defects or inadequacies in the Property or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges therefor or of any termination or threatened termination of any policy of insurance or bond;

(g)

There is no pending litigation affecting the Real Property or the Improvements, including litigation by any tenant of Seller, except for Cause No. 2004-28843, styled Peter Ludecke and Marta Ludecke v. TriVest Residential LLC and TriVest Westpark LP d/b/a Antilles Apartments in the 270 District Court of Harris County, Texas.

(h)

There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or, to Seller’s knowledge, threatened against Seller.

(i)	To the best of Seller’s knowledge, the Operating Statements are true and accurate in all material respects.

(j)

To the best of Seller’s knowledge, the Leases available for review by Buyer are true and correct copies of the actual Leases in Seller’s possession and are the complete written documentation of the agreement between Seller, as landlord, and the tenants.

(k)	To the best of Seller’s knowledge, the Rent Roll described in Section 2.2(a) is true and correct in all material respects as of the date thereof.

(l)

To the best of Seller’s knowledge, as of the date of this Contract there are no leases, subleases, licenses or other rental agreements or occupancy agreements (written or verbal) which grant any possessory interest in and to any space situated on or in the Improvements except as to tenants identified in the Rent Roll.

(m)

The apartment units at the Real Property are not subject to, nor do said apartment units receive the benefit of any rent subsidies or rental assistance programs. To the best knowledge of Seller, no apartment unit is subject to any rent control law, ordinance or regulation.

(n)

To the best of Seller’s knowledge, Seller has not received written notice from any third party alleging any violation or default by Seller under any Service Contract or any material agreement currently affecting the Property, including any recorded documents.

The terms “Governmental Authority” and “Governmental Authorities” mean the United States of America, the State, the county, and city where the Real Property is located, and any other political subdivision in which the Real Property is located or that exercises jurisdiction over the Real Property and Improvements or the construction of multifamily residential improvements on the Real Property, and any agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvement district, or similar district, or other instrumentality of any of them.

Section 4.2 Survival of Representations and Warranties.

The representations and warranties in Section 4.1 will be deemed made on and as of the Closing Date with the same force and effect as if made at that time. The representations and warranties in Section 4.1 survive Closing for a period of 6 months, at which time they terminate unless a claim for breach thereof has been instituted within the 6-month period as specified in the next sentence. Buyer may bring an action for a breach of any of Seller’s representations and warranties only if (i) Buyer gives Seller notice of the circumstances giving rise to a breach within the 6-month period, and (ii) the aggregate, actual damages from all breaches by Seller for which timely notices have been given by Buyer exceed $20,000. Buyer may collect only actual damages for any breach of Seller’s representations and warranties under this Contract. Buyer waives the right to collect special, consequential, punitive, or any other damages other than actual damages in connection with this transaction and this Contract. Except for (i) any adjustment of the prorations as set forth in Section 6.3, and (ii) the warranties in the Deed, the Bill of Sale, and the Assignment of Leases, (a) the aggregate liability of Seller for all damages of any kind related to this Contract or this transaction is limited to $300,000, and (b) any suit against Seller for damages must be instituted 2 years after Closing or the damages are thereafter barred. The provisions of this Section 4.2 survive the Closing or any termination of this Contract.

Section 4.3 Knowledge Standard.

For purposes of this Contract, the term Seller’s knowledge means the current, actual knowledge of the individuals listed on Exhibit E attached to this Contract, without independent inquiry and without any implied duty to inquire, and does not include knowledge imputed to Seller from any other person. The named individuals are acting for and on behalf of Seller and in a capacity as an officer of Seller or one or more of Seller’s Affiliates (defined in Section 9.5(d)) and are in no manner expressly or impliedly making any representations or warranties in an individual capacity. Buyer waives any right to sue or to seek any personal judgment or claim against any of the named individuals.

Section 4.4 Seller's Covenants. Seller covenants with Buyer as follows:
(a)

At all times from the Effective Date to the Closing Date, Seller shall keep and perform all of the material obligations to be performed by the landlord under the Leases. Seller shall not, without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (a) enter into any new Lease or amend, extend or renew a Lease except in accordance with those leasing guidelines with respect to base rent, concessions, term and tenant credit qualifications attached hereto as Exhibit K (the “Leasing Guidelines”), (b) terminate any Lease except by reason of a default by the tenant thereunder; or (c) grant any concessions to a tenant except in accordance with the Leasing Guidelines.

(b)

At all times from the Effective Date to the Closing Date, Seller will manage, operate, repair and maintain the Property in the same manner as Seller managed, operated, repaired and maintained the Property prior to the date hereof and will keep the Property in its present state of repair subject to normal wear and tear and damage by fire or other casualty, exercising the same degree of care in such matters as Sellers has previously exercised. Seller will not remove any Personal Property except as may be required for necessary repair or replacement, and replacements shall be of equal quality and quantity as existed as of the time of its removal.

(c)

At all times from the Effective Date to the Closing Date, Seller shall maintain in force property insurance and commercial general liability insurance covering the Real Property and the Improvements in accordance with Seller’s customary procedures.

(d)	Seller shall withdraw the Property from active marketing and Seller will not accept any additional offers to acquire the Property for the duration of this Contract.

(e)	Seller shall not modify or amend any Service Contract without the prior written consent of Buyer which consent shall not be unreasonably withheld or delayed.

(f)

Seller shall allow Buyer or Buyer’s representatives access to the Property, the Leases and other documents required to be delivered under this Contract upon reasonable prior notice at reasonable times; provided Buyer agrees that the original leases and all other original documents shall remain on-site at the Property.

(g)	Seller shall deliver to Buyer an updated Rent Roll dated three (3) business days prior to the Closing Date.

(h)

Seller will remain responsible for terminating all service contracts other than the Service Contracts and shall take the necessary steps to assure that such service contracts will not encumber the Property or be an obligation of Buyer on or after the Closing.

Section 4.5 Make-Ready.

Three (3) business days prior to Closing, Buyer and Seller will jointly inspect the vacant apartment units to determine whether such units are ready, in all material aspects, to be occupied by tenants (a “Make Ready Condition”). If Seller and Buyer, in their reasonable discretion, determine that the number of vacant units not in Make Ready Condition exceed 20, then Buyer will receive a credit at closing of $600 for each vacant unit in excess of 20 that is not in Make Ready Condition.

ARTICLE 5

BUYER’S REPRESENTATIONS AND WARRANTIES

Section 5.1 Buyer’s Representations and Warranties.

Buyer represents and warrants to Seller, which representations and warranties are also deemed to be made on and as of the Closing Date:

(a)	Buyer is a Maryland corporation, validly existing and in good standing under the laws of the State of Maryland.

(b)	Buyer has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Buyer is duly authorized to do so.

(c)

There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against Buyer.

ARTICLE 6

CLOSING AND PRORATIONS

Section 6.1 Closing Date.

The closing of this Contract (the “Closing”) will take place in Title Company’s offices commencing at 10:00 a.m., Dallas, Texas time, on or before the 10th day following the expiration of the Due Diligence Period (or if such date falls on a Saturday, Sunday or legal holiday, on the next business day following) (the “Closing Date”).

Section 6.2 Closing Matters.

(a)	Expressly conditioned upon Buyer’s compliance with its obligations under Section 6.2(b), Seller shall deliver at Closing:

(i)

a Special Warranty Deed (the “Deed”), duly executed and acknowledged by Seller, containing no exceptions or conditions except the Permitted Exceptions, substantially in the form attached to this Contract as Exhibit F;

(ii)	at least 2 counterparts of a Bill of Sale (the “Bill of Sale”), duly executed by Seller, substantially in the form attached to this Contract as Exhibit G;

(iii)

at least 2 counterparts of an Assignment of Leases, Contracts, and Security Deposits, (the “Assignment of Leases”) duly executed by Seller, substantially in the form attached to this Contract as Exhibit H.

(iv)	an IRC Section 1445 Certification, duly executed by Seller, substantially in the form attached to this Contract as Exhibit I;

(v)

at least 1 counterpart of a notice to tenants (the “Tenant Notice Letter”), duly executed by Seller in substantially the form attached to this Contract as Exhibit J, to be addressed to each tenant at the Real Property;

(vi)	a Rent Roll dated no earlier than 3 days prior to Closing;

(vii)	a list of aged rent delinquencies, identifying each delinquent tenant by name and unit number, dated no earlier than 3 days prior to the date Seller delivers same;

(viii)	possession of the Property, subject to the Permitted Exceptions and the rights of tenants in possession under the Leases;

(ix)

such affidavits as the Title Company may reasonably require in order to omit from its title insurance policy all exceptions for (i) parties in possession other than under the rights to possession granted under the Leases; and (ii) mechanics’ liens, as well as a Gap Indemnity Agreement;

(x)

evidence acceptable to Title Company authorizing the consummation by Seller of the purchase and sale transaction contemplated hereby and the execution and delivery of the closing documents on behalf of Seller; and

(xi)	the following, if they are in Seller’s possession:

(A)	originals of the Leases, the Service Contracts, and the Records;

(B)	all keys to the Improvements; and

(C)

original copies of all certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental authorities having jurisdiction, except that photocopies may be substituted if the originals are posted at the Property.

(b)	At Closing, Buyer shall deliver to Title Company as a condition precedent to the obligation of Seller to perform its obligations under Section 6.2(a):

(i)	by wire transfer or other immediately available federal funds, the Purchase Price, subject to applicable prorations and credits;

(ii)	at least 2 counterparts of the Assignment of Leases and the Bill of Sale, duly executed by Buyer; and

(iii)	at least 1 counterpart of the Tenant Notice Letter, duly executed by Buyer.

(c)

Seller and Buyer shall execute and deliver to the appropriate parties any additional documents and instruments that, in the mutual opinion of Buyer’s counsel and Seller’s counsel, are necessary to consummate this transaction.

Section 6.3 Prorations.

(a)

Ad valorem taxes and assessments (whether for real estate or personal property) against the Property will be prorated at Closing as of the Closing Date based on the tax bills for the year of the Closing. Buyer will receive at Closing a credit against the Purchase Price in an amount equal to the portion of the taxes and assessments on the Property from the beginning of the current year to the Closing Date. If Closing occurs before that year’s tax bills are available, the proration will be based on the latest tax rate applied to the latest unappealed tax value.

(b)

All income and expenses of the Real Property (other than ad valorem taxes and assessments) will be prorated at Closing as of the Closing Date on an accrual basis, except that no proration shall be made for rents delinquent as of the Closing Date. All other income and expense items subject to proration pertaining to the period prior to the Closing Date will be allocated to Seller and all income and expense items subject to proration pertaining to the period starting on the Closing Date will be allocated to Buyer. Seller is responsible for Lease commissions due Seller’s employees and locator fees for Leases under which the tenant moves into a unit prior to the Closing Date. Buyer is responsible for locator fees for Leases under which tenant moves into a unit on or after the Closing Date. Any income payable in connection with any Service Contract will be prorated, but no lump sum or up front payments paid to Seller with respect to any Service Contract will be prorated. Prior to the Closing Date, Buyer and Seller shall mutually approve and provide to Title Company a schedule of prorations in as complete and accurate a form as possible. No later than 90 days after Closing, Seller and Buyer shall make appropriate post-closing adjustments to the prorations of income and expenses but in no event will any readjustment be made after the 90th day after the Closing Date.

(c)

All deposits made by tenants under the Leases as refundable security for rent, cleaning, pet deposits, plus interest, if any, required under Texas law on any of such deposits, or any other purposes and not applied by Seller will be credited against the Purchase Price and assumed by Buyer. No non-refundable deposits or fees paid by tenants shall be paid or payable to Buyer.

(d)

With respect to delinquent rentals, Buyer shall make an attempt to collect the same for Seller’s benefit after the Closing in the usual course of the operation of the Property (but Purchaser shall not be required to incur any expense in such collection effort) and such collection, if any, shall be remitted to Seller promptly upon receipt by Buyer; provided Buyer’s obligation to remit such delinquent rental payments to Seller shall terminate ninety (90) days after the Closing Date. Nothing contained herein shall operate to require Buyer to institute any lawsuit or other collection procedure to collect such delinquent rentals. Seller and Buyer agree that any sums received by Buyer from any tenant owing delinquent rentals shall be applied first to current rentals, then to delinquent rentals owing to Buyer with respect to the period after Closing, and then to delinquent rentals owed to Seller with respect to the period before Closing.

(e)	The obligations of Seller and Buyer under this Section 6.3 survive the Closing.

Section 6.4 Closing Costs.

Costs of closing this transaction will be allocated between Seller and Buyer as follows:

(a)

Seller shall pay (i) the basic premium for the Owner Policy (but not for extended coverage or any endorsements or modifications to the Owner Policy), (ii) the amounts due under and any prepayment premiums for loans paid at Closing (any escrows held by the lenders will be returned to Seller), (iii) the cost of providing the Commitment, (iv) 50% of any escrow fees or similar charges of Title Company, and (v) the costs, if any, incurred by Seller in connection with the performance of its obligations under this Contract.

(b)

Buyer shall pay (i) any premiums related to extended coverage and any endorsements or modifications to the Owner Policy requested by Buyer, (ii) the cost of recording the Deed and any other conveyance documents that Buyer may choose to record, (iii) any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, (iv) 50% of any escrow fee or similar charges of Title Company, (v) the cost of the Survey, and (vi) the costs, if any, incurred by Buyer in connection with the performance of its obligations under this Contract.

(c)

All other expenses incurred by Seller or Buyer with respect to the Closing, including, but not limited to, legal fees of Buyer and Seller (except in the event of litigation), will be borne and paid exclusively by the party incurring same, without reimbursement, except to the extent otherwise specified in this Contract.

ARTICLE 7

DEFAULTS AND REMEDIES

Section 7.1 Breach of Seller's Representations and Warranties Prior to Closing.

Buyer and Seller shall each notify the other promptly upon discovery at or prior to Closing that any of Seller’s representations and warranties in Section 4.1 are inaccurate in any material respect. If (i) any of Seller’s representations and warranties in Section 4.1 are inaccurate in any material respect at or prior to Closing and (ii) Seller does not cure (it being understood that Seller has no obligation to cure) the material breach within 10 business days (or within 1 business day if Buyer’s notice is given on the Closing Date) after receipt of notice of the breach from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

(a)	terminate this Contract by giving notice to Seller on or prior to the Closing Date (which will be extended as necessary to accommodate the applicable cure period); or

(b)	waive that representation and warranty in its entirety and proceed to the Closing.

A breach of any Seller representation and warranty is deemed material for the purpose of this Contract only if, at the Closing, it may cause (in the reasonable discretion of Buyer) an adverse monetary effect on the Property greater than $25,000. Any breach of a Seller representation or warranty that is not material is deemed waived by Buyer and Buyer and Seller shall proceed with Closing without any reduction in the Purchase Price. In the event of any breach having an adverse monetary effect on the Property greater than $25,000 but less than or equal to $100,000, Buyer shall proceed with Closing and receive a credit against the Purchase Price at Closing in the amount of the adverse monetary effect. In the event of any breach having an adverse monetary effect on the Property greater than $100,000, Buyer may elect, in its sole discretion, to either (i) terminate this Contract, or (ii) proceed with Closing and receive a credit against the Purchase Price at Closing in the amount of the adverse monetary effect, provided that, unless agreed upon by Seller and Buyer, Buyer shall not be entitled to a credit against the Purchase Price on account of such adverse monetary effect in excess of $100,000.

If Buyer terminates this Contract under this Section 7.1, then Title Company or Seller, as applicable, shall return the Earnest Money to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination). If Buyer has actual knowledge of the inaccuracy or breach of any representation or warranty by Seller at or prior to Closing and the Closing occurs, Buyer is deemed to waive the representation and warranty in its entirety.

Section 7.2 Buyer’s Remedies.

(a)     Seller’s Inability to Convey Title at Closing; Condemnation; Major Casualty Damage.

         If:

(i)

Seller is unable to convey title to Buyer at Closing subject only to the Permitted Exceptions for any reason other than an affirmative act or omission by Seller (excluding an election by Seller not to cure any objection by Buyer under Section 3.1) that prevents Seller from conveying title as required and either Seller does not remedy the failure within 1 business day thereafter or Buyer does not waive any defect in title and accept Seller’s title as Seller is able to convey it;

(ii)	condemnation proceedings are initiated against all or any portion of the Property, and Buyer does not waive its right to terminate this Contract as specified in Section 8.3; or

(iii)	a Major Casualty (defined in Section 8.3) occurs and Buyer does not waive its right to terminate this Contract as specified in Section 8.3;

then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to Seller within 10 days after the scheduled Closing Date. Upon such termination, Title Company or Seller, as applicable, shall return the Earnest Money to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

(b)

Other Seller Defaults. If (A) Seller does not timely perform its obligations under Section 6.2(a) for any reason other than (i) Buyer’s failure to timely perform its material obligations under Section 6.2(b) or (ii) an act that falls under Section 7.2(a) (or the termination of this Contract under any applicable provision of this Contract) or (B) Seller does not timely perform any of its obligations under this Contract (including, without limitation, payment of all Monetary Liens) other than its obligations under Section 6.2(a) (for any reason other than the termination of this Contract under any applicable provision of this Contract) and does not cure the default within 10 business days after receipt of notice of the default from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

(i)

enforce specific performance of this Contract; provided that, if specific performance is not available to Buyer for any reason, Buyer shall have the right to pursue any and all remedies, at law or in equity, on account of such Seller default; or

(ii)

terminate this Contract by giving notice to Seller within 5 business days thereafter, in which event Title Company or Seller, as applicable, shall return the Earnest Money to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination), except that Seller shall reimburse Buyer for its actual, third party out-of-pocket expenses incurred in contracting for and evaluating the Property, not to exceed $50,000.

Buyer is deemed to elect to terminate this Contract, receive a return of the Earnest Money as liquidated damages, and waive any right to enforce specific performance against Seller unless Buyer complies with its obligations under Section 6.2(b) on the Closing Date, gives Seller notice of its intent to enforce specific performance within 90 days after the Closing Date, and files an action to enforce specific performance against Seller in an appropriate State court having jurisdiction over the Real Property within 2 years after the Closing Date.

Section 7.3 Seller’s Remedies.

If:

(a)	Buyer does not timely perform in accordance with Section 6.2(b) for any reason, except the termination of this Contract under any applicable provision of this Contract; or

(b)

Buyer is otherwise in default in the performance of its obligations under this Contract and does not cure the default within 10 days after receipt of notice of the default from Seller (but Seller is not required to give Buyer notice of default in the performance of Buyer’s obligations under Section 6.2(b) or any other obligation involving the payment of money);

then Seller shall, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to Buyer, Title Company shall pay the Earnest Money to Seller and Seller will retain all Earnest Money as liquidated damages, and the parties have no further rights, liabilities, or obligations under this Contract (except for those that expressly survive termination). The parties agree that Seller’s damages are difficult to ascertain and that the Earnest Money is a fair approximation of Seller’s damages.

ARTICLE 8

CASUALTY AND CONDEMNATION

Section 8.1 Risk of Loss and Notice.

The risk of loss or damage to the Real Property and Improvements by fire or other casualty prior to the Closing Date is borne by Seller. Seller shall give Buyer prompt notice of any destruction of any part of the Real Property and Improvements or the commencement of any condemnation proceedings against the Real Property and Improvements between the Effective Date and the Closing Date.

Section 8.2 Minor Casualty.

Whether or not the notice required by Section 8.1 is given, if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Seller is less than or equal to two percent (2%) of the Purchase Price (a “Minor Casualty”), Closing will occur with no reduction in the Purchase Price and at Closing:

(a)	Seller shall assign to Buyer all proceeds of property insurance payable to Seller, less any amounts paid by Seller to repair, restore, or clean up the Real Property and Improvements;

(b)	Buyer will receive a credit against the Purchase Price equal to the amount of any deductible under Seller’s property insurance policy;

(c)	Buyer shall accept the Real Property and remaining Improvements in their damaged state; and

(d)	Seller has no obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements.

Section 8.3 Major Casualty and Condemnation.

If condemnation proceedings are commenced against any portion of the Real Property and Improvements, or if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Seller is more than two percent (2%) of the Purchase Price (a “Major Casualty”), and Buyer has not waived the exercise of its remedies under Section 7.2(a), then Buyer shall have the option, exercisable by written notice given to Seller at or prior to the Closing, to terminate this Agreement, whereupon all obligations of all parties hereto shall cease, the Deposit shall be returned to Buyer and this Agreement shall be void and without recourse to the parties hereto except for provisions which are expressly stated to survive such termination.

If Buyer waives the exercise of its remedies under Section 7.2(a), then Closing will occur without reduction in the Purchase Price and at Closing:

(a)

Seller shall assign its interest in all proceeds of property insurance or condemnation awards to Buyer, less any amounts paid by Seller to repair, restore, or clean up the Real Property and Improvements;

(b)	if a Major Casualty occurs:

(i)	Buyer will receive a credit against the Purchase Price equal to the amount of any deductible under Seller’s property insurance policy;

(ii)	Buyer will accept the Real Property and remaining Improvements in their damaged state; and

(iii)	Seller has no obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements; and

(c)	if condemnation proceedings are begun:

(i)	Buyer will accept the remaining Real Property and Improvements subject to the condemnation proceedings;

(ii)

Seller has no liability with respect to any portion of the Real Property and Improvements that is condemned, or with respect to any costs or expenses incurred by Buyer as a result of any condemnation proceedings; and

(iii)	Seller has no obligation to defend or otherwise appear in any condemnation proceedings.

ARTICLE 9

MISCELLANEOUS

Section 9.1 Notices.

All notices, requests, approvals, consents, and other communications required or permitted under this Contract (“Notices”) must be in writing and are effective:

(a)

on the business day sent if (i) sent by fax prior to 5:00 p.m. Dallas, Texas time, (ii) the sending fax generates a written confirmation of sending, and (iii) a confirming copy is sent on the same business day (and delivered the following business day) by one of the other methods specified below;

(b)	on the next business day after delivery, on a business day, to a nationally recognized overnight courier service for prepaid overnight delivery;

(c)	3 days after being deposited on a business day in the United States mail, certified, return receipt requested, postage prepaid, or

(d)	upon receipt if delivered by any method other than the methods specified above;

in each instance addressed to Buyer or Seller, as the case may be, at the following addresses, or to any other address either party may designate by 10 days’ prior notice to the other party:

Seller	TriVest Westpark LP
c/o TriVest Residential LLC
14185 Dallas Parkway, Suite 880
Dallas, Texas 75254
Attention: Ron Taylor
Telephone: (972) 448-5894
Fax: (972) 448-5858
E-Mail: taylor@trivest.net

        With a copy to:

Munsch Hardt Kopf & Harr, P.C.
4000 Fountain Place
1445 Ross Avenue
Dallas, Texas 75202-2790
Attention: Ted M. Benn
Telephone: 214.855.7592
Fax: 214.978.4344
E-Mail: tbenn@munsch.com

Buyer:	Berkshire Income Realty, Inc.
One Beacon Street, Suite 1500
Boston, Massachusetts 02109
Attention: Stephen J. Zaleski
Telephone: 617.646.2453
Fax: 617.556.1472
E-Mail: Stephen.Zaleski@Berkshire-Group.com

        With a copy to:

Berkshire Property Advisors, LLC
Berkshire Income Realty, Inc.
5720 LBJ Freeway, Suite 480
Dallas, Texas 75240
Attention: John Kinzer
Telephone: 469-549-4237
Fax: 469-549-4036
E-Mail: John.Kinzer@bpadv.com

        With a copy to:

Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110
Attention: Richard A. Toelke, Esq.
Telephone: 617-951-8000
Fax: 617-951-8736
E-Mail: richard.toelke@bingham.com

Each party shall use commercially reasonable efforts to send a copy of any notice of termination under this Contract to Title Company on the same date and by the same method(s) as it is sent to the other party. The failure to send a copy of any termination notice to Title Company does not invalidate an otherwise valid termination notice.

Section 9.2 Performance.

Time is of the essence in the performance of this Contract.

Section 9.3 Binding Effect.

This Contract is binding upon and inures to the benefit of the successors and assigns of the parties.

Section 9.4 Entire Agreement.

This Contract embodies the complete agreement between the parties and cannot be varied except by written agreement of Seller and Buyer.

Section 9.5 Assignment.

(a)

This Contract may not be assigned by Buyer without the prior consent of Seller except to an Affiliate of Buyer. Any assignee of Buyer’s interest in this Contract is bound by all approvals and waivers, actual and deemed, by Buyer prior to the assignment, and must assume in writing all of Buyer’s obligations under this Contract. Buyer is not released from the obligations created under this Contract as a result of any permitted assignment.

(b)

Upon any assignment of this Contract, Buyer shall promptly deliver to Seller a fully executed original of the assignment of this Contract and the assumption by the assignee of Buyer’s obligations under this Contract.

(c)

No consent given by Seller to any transfer or assignment of Buyer’s rights or obligations under this Contract may be construed as a consent to any other transfer or assignment of Buyer’s rights or obligations. No transfer or assignment in violation of this Section 9.5 is valid or enforceable.

(d)

An “Affiliate” of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and day-to-day operations of an entity, whether through the ownership of voting securities or otherwise.

Section 9.6 Commissions.

Each party hereby warrants to the other party that:

(a)	It has not dealt with any real estate broker or salesman in the negotiation of this Contract except Todd Stewart of CB Richard Ellis (“Broker”).

(b)

If the Closing occurs, Seller shall pay to the Broker at the Closing a commission calculated in accordance with a separate written agreement between Seller and Broker. No commission is payable if the Closing does not occur for any reason, including, without limitation, default by Buyer or Seller.

Each party shall indemnify, defend, and hold harmless the other party against any real estate commissions due by virtue of the execution or Closing of this Contract other than to Broker, the obligation or asserted claim for which arises from actions taken or claimed to be taken by or through the indemnifying party. The provisions of this Section 9.6 survive the Closing or any earlier termination of this Contract.

Section 9.7 Headings.

Section headings or captions are used in this Contract for convenience only and do not limit or otherwise affect the meaning of any provision of this Contract.

Section 9.8 Holidays, Etc.

Whenever any time limit or date provided herein falls on a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or on a day when federal banks are closed, then that date is extended to the next day that is not a Saturday, Sunday, or legal holiday or a day when federal banks are closed. The term “business day” as used in this Contract means any day that is not a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or a day when federal banks are closed.

Section 9.9 Legal Fees.

If there is litigation, arbitration, or mediation concerning the interpretation or enforcement of this Contract or any portion of this Contract (including, without limitation the enforcement of an action of specific performance), the prevailing party is entitled to recover from the losing party its reasonable legal fees and paraprofessional fees, court costs, and expenses. The provisions of this Section 9.9 survive the Closing or any earlier termination of this Contract.

Section 9.10 Governing Law.

This Contract shall be governed by and construed, enforced and interpreted in accordance with the laws of the State of Texas.

Section 9.11 Severability.

If any provision in this Contract is unenforceable in any respect, the remainder of this Contract remains enforceable and, in lieu of the unenforceable provision, there will be added to this Contract a provision as similar in terms to the unenforceable clause as may be possible and be enforceable.

Section 9.12 Disclaimers, Waivers, and Releases.

Buyer acknowledges and agrees that:

(a)

EXCEPT AS MAY BE SPECIFICALLY STATED IN THE DEED, BILL OF SALE, ASSIGNMENT OF LEASES OR IN SECTION 4.1, SELLER, FOR ITSELF AND ON BEHALF OF ALL SELLER AFFILIATES, SPECIFICALLY DISCLAIMS, AND BUYER EXPRESSLY WAIVES, ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS, TO, OR CONCERNING: (I) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, AND THE SUITABILITY OF THE REAL PROPERTY AND IMPROVEMENTS FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY ELECT TO CONDUCT THEREON; (II) MATTERS OF TITLE; (III) THE NATURE, ENFORCEABILITY, AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, OR CONDITION OTHERWISE RELATING TO THE REAL PROPERTY AND IMPROVEMENTS; (IV) THE COMPLIANCE OF THE REAL PROPERTY AND IMPROVEMENTS OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR OTHER BODY, INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OR THE FAIR HOUSING ACT, AS AMENDED FROM TIME TO TIME; (V) WHETHER THE IMPROVEMENTS ARE BUILT IN A GOOD AND WORKMANLIKE MANNER; (VI) ZONING TO WHICH THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF MAY BE SUBJECT; (VII) THE AVAILABILITY OF ANY UTILITIES TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS, ELECTRIC, PHONE, AND CABLE; (VIII) USAGES OF ADJOINING PROPERTY; (IX) ACCESS TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF; (X) THE VALUE, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS PROVIDED BY SELLER, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS, OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PART THEREOF; (XI) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS; (XII) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY AND IMPROVEMENTS; (XIII) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE REAL PROPERTY AND IMPROVEMENTS; (XIV) THE EXISTENCE OF VESTED LAND USE, ZONING, OR BUILDING ENTITLEMENTS AFFECTING THE REAL PROPERTY AND IMPROVEMENTS; (XV) TAX CONSEQUENCES (INCLUDING, BUT NOT LIMITED TO, THE AMOUNT OF, USE OF, OR PROVISIONS RELATING TO ANY TAX CREDITS); (XVI) WARRANTIES (EXPRESS OR IMPLIED) OF CONDITION REGARDING THE FITNESS OF THE REAL PROPERTY AND IMPROVEMENTS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TENANTABILITY, HABITABILITY, OR SUITABILITY FOR ANY INTENDED USE; (XVII) ANY ENVIRONMENTAL CONDITIONS THAT MAY EXIST ON THE REAL PROPERTY AND IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OF PETROLEUM PRODUCTS, PETROLEUM RELATED PRODUCTS, FUNGI OF ALL FORMS AND TYPES, “HAZARDOUS SUBSTANCES,” “HAZARDOUS MATERIALS,” “TOXIC SUBSTANCES,” OR “SOLID WASTES” AS THOSE TERMS (WHICH ARE COLLECTIVELY REFERRED TO IN THIS CONTRACT AS “HAZARDOUS MATERIALS”) ARE DEFINED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED BY SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 (“RCRA”), AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AND STATE ENVIRONMENTAL LAWS, AND IN THE REGULATIONS PROMULGATED PURSUANT TO THOSE LAWS, ALL AS AMENDED (COLLECTIVELY, THE “HAZARDOUS WASTE LAWS”) AND BUYER RELEASES AND WAIVES ANY CLAIMS OR CAUSES OF ACTION AGAINST SELLER, SELLER’S AGENTS AND SELLER’S AFFILIATES BASED IN WHOLE OR IN PART ON ANY VIOLATION OF, OR ARISING WITH RESPECT TO, ANY FEDERAL, STATE, OR LOCAL STATUTE, ORDINANCE, RULE, OR REGULATION RELATING THERETO; AND (XVIII) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE REAL PROPERTY AND IMPROVEMENTS.

(b)

BUYER SHALL PERFORM ALL INVESTIGATIONS OF THE PROPERTY IT DEEMS NECESSARY DURING THE DUE DILIGENCE PERIOD AND WILL RELY SOLELY ON ITS OWN INVESTIGATIONS. ANY PLANS OR SPECIFICATIONS PROVIDED BY SELLER ARE PROVIDED SOLELY FOR CONVENIENCE AND BUYER IS RELYING SOLELY ON ITS OWN PHYSICAL INVESTIGATION OF THE PROPERTY AND IS NOT RELYING ON THE ACCURACY OF ANY PLANS OR SPECIFICATIONS. IF BUYER DOES NOT TERMINATE THIS CONTRACT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER ACCEPTS THE PROPERTY AS CONSTRUCTED REGARDLESS OF WHETHER THE IMPROVEMENTS AS CONSTRUCTED CONFORM TO ANY PLANS OR SPECIFICATIONS. BUYER ACKNOWLEDGES THAT THE IMPROVEMENTS AS CONSTRUCTED MAY NOT AND VERY LIKELY DO NOT CONFORM IN ALL RESPECTS TO THE PLANS AND SPECIFICATIONS AND BUYER HEREBY WAIVES ANY CLAIMS IT MAY HAVE AS A RESULT OF ANY NON-CONFORMITY OF ANY IMPROVEMENTS AS ACTUALLY CONSTRUCTED WITH THE PLANS AND SPECIFICATIONS. BUYER IS NOT AND WILL NOT RELY ON ANY INFORMATION PROVIDED OR NOT PROVIDED TO BUYER BY SELLER TO MAKE A DECISION CONCERNING THE PURCHASE OR NON-PURCHASE OF THE PROPERTY. ALL SELLER INFORMATION (DEFINED BELOW) IS SUBJECT TO BUYER’S VERIFICATION AND, REGARDLESS OF BUYER’S FAILURE TO SO VERIFY THE SELLER INFORMATION, BUYER WILL NOT HOLD SELLER OR ANY SELLER AFFILIATE LIABLE FOR OR MAKE ANY CLAIMS AGAINST SELLER OR ANY SELLER AFFILIATE AS TO THE ACCURACY OR INACCURACY OF ANY SELLER INFORMATION.

(c)

BUYER REPRESENTS AND WARRANTS TO SELLER THAT BUYER’S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE BUYER TO MAKE BUYER’S OWN DETERMINATION WITH RESPECT TO THE ACQUISITION OR NON-ACQUISITION OF THE PROPERTY AND THE PRESENCE OR DISPOSAL ON OR BENEATH THE REAL PROPERTY AND IMPROVEMENTS (AND OTHER PARCELS IN PROXIMITY THERETO) OF HAZARDOUS MATERIALS. BUYER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF HAZARDOUS MATERIALS ON OR NEAR THE REAL PROPERTY AND IMPROVEMENTS.

(d)

NO REPRESENTATIONS HAVE BEEN MADE BY SELLER, ANY SELLER AFFILIATE, OR THEIR AGENTS, BROKERS, OR EMPLOYEES, AND BUYER HAS NOT RELIED ON THE INFORMATION SUPPLIED BY SELLER IN ENTERING INTO, CONTINUING THE EFFECTIVENESS OF, OR CLOSING UNDER THIS CONTRACT OTHER THAN SELLER’S REPRESENTATIONS AND WARRANTIES SPECIFIED IN SECTION 4.1. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO SELLER THAT NEITHER SELLER NOR ANY SELLER AFFILIATE, OR THEIR AGENTS, BROKERS, OR EMPLOYEES HAVE MADE ANY REPRESENTATION OR STATEMENT TO BUYER CONCERNING THE PROPERTY’S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS SELLER OR ANY SELLER AFFILIATE OR THEIR AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO BUYER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE PROPERTY.

(e)

BUYER REPRESENTS AND WARRANTS TO SELLER THAT BUYER IS RELYING SOLELY ON BUYER’S INDEPENDENT ANALYSIS AND INVESTIGATION OF THE PROPERTY AND BUYER ASSUMES THE RISK THAT AN ADVERSE CONDITION OF THE PROPERTY MAY NOT HAVE BEEN REVEALED BY ITS OWN DUE DILIGENCE. SELLER HAS NO DUTY TO INFORM, ADVISE, OR OTHERWISE PROVIDE INFORMATION TO BUYER THAT SELLER MAY HAVE REGARDING THE PROPERTY EXCEPT AS EXPRESSLY REQUIRED IN THIS CONTRACT. ANY INFORMATION, DOCUMENTS, OR REPORTS SUPPLIED OR MADE AVAILABLE BY SELLER, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OPERATION STATEMENTS, RENT ROLLS, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE REPORTS) (COLLECTIVELY “SELLER INFORMATION”) ARE BEING DELIVERED TO BUYER ON AN AS-IS, WHERE IS, AND WITH ALL FAULTS BASIS, SOLELY AS A COURTESY. SELLER HAS NEITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION IN ANY OF THE SELLER INFORMATION, NOR ANY METHOD USED TO COMPILE THE SELLER INFORMATION, NOR THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE SELLER INFORMATION. SELLER MAKES NO, AND BUYER WAIVES ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW AS TO THE ACCURACY, COMPLETENESS, OR ANY OTHER ASPECT OF THE SELLER INFORMATION.

(f)

NEITHER SELLER NOR ANY SELLER AFFILIATE IS RESPONSIBLE OR LIABLE TO BUYER OR ANY SUCCESSOR OR ASSIGNEE OF BUYER, AND, BUYER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, RELEASES AND COVENANTS NOT TO SUE SELLER OR ANY SELLER AFFILIATE FOR ANY CONSTRUCTION DEFECTS, ERRORS, OR OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. BUYER IS PURCHASING THE PROPERTY AS IS, WHERE IS, AND WITH ALL FAULTS. BUYER RELEASES SELLER AND ALL SELLER AFFILIATES AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AND AGENTS FOR ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION, OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. THIS RELEASE WILL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO UNKNOWN CLAIMS, DAMAGES, AND CAUSES OF ACTION. THIS COVENANT RELEASING SELLER AND ALL SELLER AFFILIATES IS A COVENANT RUNNING WITH THE PROPERTY AND IS BINDING UPON BUYER, ITS SUCCESSORS AND ASSIGNS.

THE PROVISIONS OF THIS SECTION 9.12 SURVIVE THE CLOSING OR ANY EARLIER TERMINATION OF THIS CONTRACT.

Section 9.13 Rule of Construction.

Each party and its counsel have reviewed and revised this Contract. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Contract or any amendments, schedules, or exhibits to this Contract.

Section 9.14 Effective Date.

The Effective Date of this Contract is the date that both parties have executed, or initialed any changes to, the final version of this Contract.

Section 9.15 Independent Contract Consideration.

Buyer tenders to Seller and Seller acknowledges receipt of the sum of $100 as independent and non-refundable contract consideration for any options granted in this Contract. This independent consideration is in addition to any other deposits made under this Contract, is earned by Seller upon its execution of this Contract, and will not be credited against the Purchase Price.

Section 9.16 Counterparts and Facsimile Signatures.

This Contract may be executed in one or more counterparts. Each counterpart is an original and proof of this Contract may be made without more than one counterpart. Facsimile signatures are binding on the party providing the facsimile signatures.

Section 9.17 No Recording.

Buyer covenants that neither it nor any successor or assign will record in any public records this Contract or any memorandum or affidavit relating to this Contract. In addition to Seller’s remedies in Section 7.3, if Buyer breaches this Section 9.17, Buyer will record a release of any such memorandum or affidavit no later than five (5) days after request by Seller. This Section 9.17 survives the Closing or earlier termination of this Contract and Seller may enforce specific performance of Buyer’s obligations under this Section 9.17.

Section 9.18 Waiver of Jury Trial.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BUYER AND SELLER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE PROVISIONS OF THIS CONTRACT OR ANY DOCUMENT DELIVERED IN CONNECTION WITH THIS CONTRACT OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH OF BUYER AND SELLER AGREES AND CONSENTS THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS CONTRACT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 9.19 Exchange.

(a)

Seller may elect to consummate the sale of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	If Seller so elects, the following provisions shall apply and Buyer is obligated to cooperate with Seller in effecting the Exchange only if:

o the Closing Date is not delayed; o Buyer incurs no additional liabilities of any kind in effecting the Exchange; o Buyer is not required to hold title to the exchange property at any time;
•	Seller shall pay all additional costs incurred by Seller and Buyer in effecting the Exchange, including attorneys’ fees.

[Signature page follows.]

EXECUTED by Seller on this the 24th day of February, 2005.

SELLER:
TRIVEST WESTPARK LP,
a Texas limited partnership

By:	TriVest Westpark GP, LLC,
a Texas limited liability company,
its General Partner

By:	/s/ Ron Taylor
Ron Taylor, Manager

EXECUTED by Buyer on this the 24th day of February, 2005.

BUYER:
BERKSHIRE INCOME REALTY, INC.,
a Maryland corporation

By:	/s/ John Kinzer
Name: John Kinzer
Title Vice-President

Buyer's Tax ID No.

The undersigned agrees to hold and disburse the Earnest Money in accordance with this Contract.

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:
Date: , 2005